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         Accrued Salary Stock Purchase Agreement (the "Agreement") effective as of December 1, 1998 ("Effective Date") by and between eB2B Commerce Inc., a Delaware corporation (the "Company") and Peter J.
Fiorillo ("Fiorillo").

         WHEREAS, the Company and Fiorillo have executed and entered into an Employment Agreement simultaneously with the execution of this Agreement;

         WHEREAS, pursuant to the Employment Agreement, the Company has the right to accrue Fiorillo's Base Salary (the "Accrued Salary");

         WHEREAS, the purpose of this Agreement is to set forth the terms of the agreement between the Company and Fiorillo regarding Fiorillo's right to apply the Accrued Salary to the purchase of shares of the Company's Common Stock; and

         WHEREAS, the capitalized terms used but not defined herein shall have the meaning set forth in the Employment Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the Parties do hereby agree as follows:

1 Accrued Salary. In accordance with the Employment Agreement, the Parties acknowledge that the Company has the right to accrue Fiorillo's Base Salary for the 1999 calender year. The Parties agree that interest shall not accrue on the Accrued Salary.

2 Right to Purchase Subject Shares. The Company hereby grants to Fiorillo the right to apply the Accrued Salary to purchase from the Company shares of the Company's Common Stock ("Subject Shares"). The number of Subject Shares available for purchase shall be determined by multiplying a fraction the numerator of which is the Accrued Salary (less applicable withholding a payroll deductions) and the denominator of which is the Purchase Price of the Company's Common Stock (as defined in Section 3.3 below).

3 Common Stock Purchase. Fiorillo shall be entitled to purchase the Subject Shares at any time during the period January 1, 1999 through December 31, 2002 (the "Exercise Period").

         3.1 Number of Shares Purchased. Fiorillo may exercise the rights set forth in this Agreement at any time, and from time to time, during the Exercise Period, and he may apply all or a part of the Accrued Salary to such purchase.

         3.2 Notice of Purchase. Fiorillo shall exercise his right to purchase the Subject Shares by completing, signing and delivering to the Company a notice of purchase ("Notice of Purchase"), attached hereto as Exhibit A.

         3.3 Purchase Price. The purchase price (the "Purchase Price") per share of the Subject Shares purchased with the Accrued Salary shall be the Fair Market Value (as defined below) of the Subject Shares on the earlier of the date on which the Company receives a Notice of Purchase or December 31, 1999.

         3.4 Payment of Accrued Salary. At any time during the Exercise Period and provided the Company has received third party investment (in the form of debt or equity) totaling a minimum of $1.5 million, Fiorillo shall have the right to terminate this Agreement by providing notice thereof to the Company, and the Company shall thereafter immediately pay Fiorillo the balance of the Accrued Salary.

         3.5 Record Owner; Delivery. The Company agrees that Fiorillo shall be deemed the record owner of the Subject Shares as of the date on which the Notice Of Purchase is presented to the Company. Certificates for the Subject Shares so purchased shall be delivered to Fiorillo within a reasonable time after the presentation of the Notice of Purchase to the Company.




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         3.6 Withholding Taxes. Any application of the Accrued Salary pursuant to this Agreement shall be subject to the applicable withholding taxes and other standard payroll deductions.

4 Adjustments. Subject and pursuant to the provisions of this Section 4, the Purchase Price and number of Common Shares shall be subject to adjustment from time to time as set forth hereinafter. If the Company shall, at any time, subdivide its outstanding Common Shares by recapitalization, reclassification, split up thereof, the Purchase Price shall be proportionately decreased, and if the Company shall at any time combine the outstanding Common Shares by recapitalization, reclassification or combination thereof, the Purchase Price shall be proportionately increased. Any such adjustment to the Purchase Price shall become effective at the close of business on the record date for such subdivision or combination.

5 Representations and Warranties of the Company. The Company represents and warrants to Fiorillo as follows, in each case as of the date this Agreement is executed by the Company.

         5.1 The Company is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware.

         5.2 The Company has full power and authority to execute and deliver this Agreement and upon the exercise of Fiorillo's right, issue the Subject Shares. Without limiting the generality of the foregoing, the Board of Directors has duly authorized the execution, delivery, and performance of this Agreement by the Company. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions.

         5.3 The authorized capital stock of the Company consists of 19,800,000 shares of common stock, par value $0.001, and 200,000 shares of preferred stock, par value $0.001. Each outstanding share of common stock and preferred stock is duly authorized, validly issued, fully paid and non-assessable.

         5.4 Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of the charter or bylaws of the Company. The Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the parties to consummate the transactions contemplated by this Agreement (except such filings and consents as may be required and have been or will timely be made or obtained under federal and state securities laws).

         5.5 There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best knowledge of the Company, threatened (or any basis therefor) with respect to the Company or the Company's operations, businesses, properties or assets. The Company is not in violation of, nor in default with respect to, any law, rule, regulation, order, judgment or decree, nor is the Company required to take any action in order to avoid any such violation or default.

         5.6 The shares of Common Stock issuable upon the exercise of Fiorillo's right under this Agreement have been duly reserved for such issuance. Such shares of Common Stock are duly authorized and, if and when issued, will be validly issued, fully paid and nonassessable, and will not be issued in violation of any preemptive or other rights of stockholders.

6 Representations and Warranties of Fiorillo.



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         6.1 Fiorillo is a bona fide resident of the state indicated in the address set forth above, is at least 21 years of age, and is legally competent to execute this Agreement. This Agreement constitutes the legal, valid and binding obligation of Fiorillo enforceable against Fiorillo in accordance with its terms.

         6.2 Fiorillo has such knowledge and experience in finance, securities, investments and other business matters so as to be able to evaluate the merits and risks of his investment in the Company.

         6.3 Fiorillo has adequate means of providing for his current and foreseeable future needs and has no need for liquidity of his investment in the Company. Fiorillo recognizes and is fully cognizant of the fact that his investment in the Company involves a high degree of risk, and Fiorillo represents that he can afford to bear such risk, including, without limitation, the risk of losing the entire investment.

         6.4 Fiorillo has been advised by the Company that (i) none of the Subject Shares have been registered under the Securities Act, and that the Subject Shares will be issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and under similar exemptions under applicable state securities laws; (ii) none of the Subject Shares have been registered or qualified with any federal or state agency or self_regulatory organization, and (iii) the Company's reliance on exemptions from federal and state registration or qualification requirements is based in part upon the representations made by Fiorillo contained in this Agreement.

         6.5 Fiorillo has been advised by the Company of, and/or he is otherwise familiar with, the nature of the limitations on the transfer of the Subject Shares imposed by the Securities Act and the Rules and Regulations promulgated thereunder. In particular, Fiorillo agrees that no sale, assignment or transfer of any of the Subject Shares shall be valid or effective (and agrees to not so sell, assign or transfer any of the Subject Shares), and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless the sale, assignment or transfer is (i) registered under the Securities Act, it being understood that none of the Subject Shares are currently registered for sale; or (ii) made in accordance with all the requirements and limitations of Rule 144 under the Securities Act. Fiorillo acknowledges that the Subject Shares shall be subject to a stop transfer order and that the certificate or certificates evidencing the Securities shall bear the following legend, or a legend substantially similar (and such other legends as may be required by state blue sky laws):


                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNLESS (1) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT WITH RESPECT TO THE SECURITIES OR
                  (2) THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED OR THAT SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR RULE 144A OF THE ACT.

                  THE SECURITIES REPRESENTED HEREBY WERE ISSUED IN ACCORDANCE WITH A CERTAIN ACCRUED SALARY STOCK CONVERSION AGREEMENT BETWEEN THE HOLDER AND THE ISSUER

                  HEREOF, AND MAY NOT BE TRANSFERRED, SOLD, ENCUMBERED OR OTHERWISE DISPOSED EXCEPT PURSUANT TO THE TERMS OF SUCH AGREEMENT.



         6.6 Fiorillo is acquiring the Subject Shares for his own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein. Fiorillo has no present intention of distributing or selling to others any of such interest or granting any participation therein.

         6.7 It never has been represented, guaranteed or warranted by the Company, the Company's officers, directors, stockholders, employees or agents, or any other person, whether expressly or by implication, that (i) the Company or Fiorillo will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or Fiorillo's investment; or (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the Company's activities or the ownership of the Subject Shares.

         6.8 Fiorillo is not acquiring the Subject Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a share exchange by a person other than a representative of the Company with whom Fiorillo had a pre-existing relationship.

         6.9 Fiorillo covenants that in no event will he dispose of any Subject Shares except in compliance with the Securities Act and any applicable state securities laws.

         6.10 Fiorillo is not relying on the Company with respect to the tax or other economic considerations of an investment.

         6.11 Fiorillo acknowledges that the representations and agreements made by Fiorillo herein shall survive the execution and delivery of this Agreement and the receipt of the Subject Shares.

         6.12 Fiorillo agrees to notify the Company promptly of any changes in the information provided herein by Fiorillo which may occur subsequent to the execution and delivery of this Agreement by Fiorillo.

7 Indemnification. Fiorillo acknowledges that Fiorillo understands the meaning and legal consequences of the representations contained in Section 5 hereof, and agrees to indemnify and hold harmless the Company and its incorporators, officers, directors, employees, agents, including their respective attorneys and controlling persons, past, present or future, from and against any and all loss, damage or liability due to or arising out of a breach of any such representation.

8 Nonassignability. The right to purchase the Subject Shares under this Agreement may not be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution) by Fiorillo. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.


9 Restrictions on Transfer; Company's Right of First Refusal.

         9.1 If Fiorillo receives from an unaffiliated person or entity a bona fide offer (for the purpose of this Section 5, an "Offer") to purchase all or any portion of the Subject Shares which Offer Fiorillo desires to accept, Fiorillo shall deliver written notice (for the purpose of this Section 5, the "Offer Notice") to the Company setting forth all the terms and conditions of the Offer, including the aggregate purchase price, proposed closing date, payment terms and the name and address of the proposed purchaser. No Offer Notice will be effective under this Section 5 if it is received by the Company on a date fewer than thirty (30) days prior to the proposed closing date of the proposed sale. For the purpose of verifying the contents of an Offer Notice, Fiorillo hereby authorizes the Company's representatives to directly contact any person identified in any Offer Notice.

         9.2 Within twenty-five (25) days after receiving the Offer Notice, the Company may, by written notice to Fiorillo, elect to purchase, at the price and time and on terms and conditions not less favorable to Fiorillo than those contained in the Offer, not less than all of the Subject Shares proposed in the Offer to be purchased.

         9.3 If the Company fails to elect to exercise its rights under Section 5.2, Fiorillo may, at any time within (but not after) forty (40) days after the expiration of the twenty-five (25) day exercise period referred to in Section 5.2, sell not less than all the Shares proposed in the Offer to be purchased to the proposed purchaser at the price, and on the terms and conditions, contained in the Offer.

         9.4 The Company shall not be obligated to recognize or give effect to any sale of any of the Subject Shares under this Section 5 unless and until a proposed transferee has delivered to the Company a written instrument, in a form reasonably acceptable to the Company, evidencing the proposed transferee's consent and agreement to perform and be bound by all of the obligations originally binding on Fiorillo under this Agreement.


10 Fair Market Value Defined. The "Fair Market Value" of corporate stock will mean the price at which one could reasonably expect such stock to be sold in an arm's length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such stock. Such Fair Market Value will be that which has currently or most recently been determined for this purpose by the Board, or at the sole discretion of the Board by an independent appraiser or appraisers selected by the Board, in either case giving due consideration to recent transactions involving shares of such stock, if any, the issuer's net worth, prospective earning power and dividend-paying capacity, the goodwill of the issuer's business, the issuer's industry position and its management, that industry's economic outlook, the values of securities of issuers whose stock is Publicly Traded and which are engaged in similar businesses, the effect of transfer restrictions to which such stock may be subject under law and under the applicable terms of any contract governing such stock, the absence of a public market for such stock and such other matters as the Board or its appraiser or appraisers deem pertinent. The determination by the Board or its appraiser or appraisers of the Fair Market Value will, if not unreasonable, be conclusive and binding notwithstanding the possibility that other persons might make a different, and also reasonable, determination. If the Fair Market Value to be used was thus fixed more than sixteen (16) months prior to the day as of which Fair Market Value is being determined, it will in any event be no less than the book value of the stock being valued at the end of the most recent period for which financial statements of the issuer are available.

         If the Common Stock is listed on an established stock exchange or exchanges, such Fair Market Value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the Option is awarded or if no sale of the Company's Common Stock occurs that day or the Common Stock is not listed on an established stock exchange, the Fair Market Value per share shall be the mean between dealer "bid" and "ask" prices of the Common Stock in the New York over-the-counter market on the day the Option is awarded, as reported by the National Association Securities Dealers, Inc., or if not reported by said association, by the National Quotation Service, Inc. Subject to the foregoing, the Board of Directors and the Committee in fixing the Option price shall have full authority and discretion and be fully protected in doing so.

11 Miscellaneous.

         11.1 Notices. Any and all notices, demands, requests or other communication required or permitted by this Agreement or by law to be served on, given to, or delivered to any Party hereto by any other Party to this Agreement shall be in writing and shall be deemed duly served, given, or delivered when personally delivered to the Party to be notified, or in lieu of such personal delivery, when deposited in the United States mail, registered or certified mail, return receipt requested, or when confirmed as received if delivered by overnight courier, addressed to the to the Party to be notified, at the address of the Company at its principal office, as first set forth above, or to Fiorillo at the address as first set forth above. The Company or Fiorillo may change the address in the manner required by law for purposes of this paragraph by giving notice of the change, in the manner required by this paragraph, to the respective Parties.

         11.2 Amendment. This Agreement may not be modified, changed, amended, or altered except in writing signed by Fiorillo or his duly authorized representative, and by a member of the Board.

         11.3 Governing Law. This Agreement shall be interpreted in accordance with the laws of the State of New York. It shall inure to the benefit of and be binding upon the Company, and its successors and assigns.

         11.4 Attorney's Fees. Should any litigation or arbitration be commenced between the Parties to this Agreement concerning any provision of this Agreement, the expense of all attorneys' fees and other costs incurred in connection therewith shall be paid by the losing Party.

         11.5 Severability. Should any provision or portion of this Agreement be held unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

         11.6 Entire Agreement. This Agreement, together with the Employment Agreement constitutes the sole and understandings of the Parties hereto respecting the subject matter hereof. Any conflict between this Agreement and the Employment Agreement shall be resolved in favor of this Agreement.

         11.7 Counterparts. This Agreement and any certificates made pursuant hereto, may be executed in any number of counterparts and when so executed all of such counterparts shall constitute a single instrument binding upon all Parties hereto notwithstanding the fact that all Parties are not signatory to the original or to the same counterpart.

         11.8 Section Headings. The Article and Section headings used in this Agreement are for reference purposes only, and should not be used in construing this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Accrued Salary Stock Purchase Agreement as of the date set forth below.


eB2B Commerce, Inc.



By:___________________________                   ______________________________
                                                 Peter J. Fiorillo


Date: __________________ , 1999                  Date:____________________, 1999

                                  PURCHASE FORM
                                 To Be Executed
                 Upon Exercise of Right to Purchase Common Stock

The undersigned hereby exercises the right to purchase ____ Common Shares (a minimum of one Common Share) evidenced by the attached Agreement, according to the terms and conditions thereof, and herewith desires to apply his Accrued Salary to the purchase price. The undersigned requests that certificates for such shares shall be issued in the name set forth below.

Dated:              ,
                                    --------------------------
                                    Signature

                                    --------------------------
                                    Print Name of Signatory

                                    --------------------------
                                    Name to whom certificates are to be issued if different from above

                                    Address: ____________________

                                             ____________________

                                    Social Security No. _________________
                                    or other identifying number